UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2017

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

The Board of Directors (the “Board”) of Lonestar Resources US Inc. (the “Company”) has determined that John Pinkerton, a director on the Board and a member of the Board’s Compensation Committee and Nominating and Corporate Governance Committee, is an independent director under the rules of The NASDAQ Stock Market, LLC (the “NASDAQ Rules”), including the NASDAQ Rules regarding compensation committee membership, and has been an independent director under such rules since the Company’s initial listing of its Class A Voting Common Stock on The NASDAQ Stock Market LLC, notwithstanding the disclosure regarding the status of Mr. Pinkerton’s independence contained in the Company’s filings with the Securities and Exchange Commission prior to the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: February 22, 2017	By:	/s/ Frank D. Bracken III
		Name:	Frank D. Bracken III
		Title:	Chief Executive Officer

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